     Semiannual Report


                                    SMALL-CAP
                                   VALUE FUND
                                 -------------
                                 JUNE 30, 2000
                                 -------------


     T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Small-Cap Value Fund

 .    After a roller-coaster ride, small-cap stocks ended the first half of 2000 with a modest gain.

 .    The fund performed significantly better than its benchmarks for the six-month period, as investors recognized the solid values of many portfolio holdings.

 .    Takeovers continued to dominate portfolio activity, resulting in strong gains for the fund.

 .    New positions came from a broad range of industries, including oil services, financial services, furniture retailing, and transportation.

 .    The fund should benefit from investors' renewed attention to stock fundamentals, especially in the long-ignored small-cap sector.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Small-cap stocks had a roller-coaster ride during the first half of 2000. As measured by the Russell 2000, small-caps rose 22% to their year-to-date peak in March, then fell 28% within the next six weeks, before rebounding to finish the first half up 3%. Small-cap value stocks were substantially less volatile, and, as noted below, concluded the period with returns up nearly 6%. While not robust, small-caps nevertheless did better than the S&P 500, which provided a negative return (-0.43%) for the six-month period.


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


Periods Ended 6/30/00                                       6 Months   12 Months
--------------------------------------------------------------------------------
Small-Cap Value Fund                                           9.59%       6.25%

Russell 2000 Index                                             3.04       14.32

Russell 2000 Value Index                                       5.85       -0.94

Lipper Small-Cap Value Fund Index                              4.96        1.05


The Small-Cap Value Fund had a solid first half, surpassing all of its benchmarks for both the second quarter and the full six months. We were especially helped by good performance among our largest holdings, including Silicon Valley Bancshares (up 72%), Cross Timbers Oil (up 144%), and HS Resources (up 74%). In addition, the fund had no exposure to Internet stocks, a stance that hurt last year but helped us in 2000 after the Internet group began a steep correction. Returns were constrained by poor performance of some holdings, particularly Medical Assurance (down 44%), and IT Group (down 47%). In both cases, we believe that deterioration in the companies' operating results is transitory, so we have held our positions in their stocks.

The improved results for small-cap stocks relative to large-caps continued a pattern that began in April 1999. Prior to that, small-caps had lagged for nearly five years, causing many investors to become disenchanted with small companies and move their capital to the better-performing large-cap group. Led by bellwether names such as General Electric, Microsoft, and Cisco Systems, the S&P 500 index enjoyed five years of double-digit returns.

But small stocks began to rebound last year, so that investors are now willing to consider this group on at least an equal footing with large stocks. Small-company earnings growth has risen and valuations remain historically attractive. But perhaps the most salient change is that the favored large companies are not "bulletproof," as evidenced by the government's antitrust litigation against Microsoft. Faced with a choice, investors today will consider the merits of the small-cap group, and if history is a guide, may increasingly shift assets into small stocks to try to catch their currently superior results.



PORTFOLIO ACTIVITY

Once again, takeovers dominated our sales activity during the first half of 2000. Five of the 10 largest sales (Cameron Ashley, OEA, CEM, Savoir Technology, and MYR Group) were the targets of takeovers. In all but one case, the merger price was at least 35% above the stock price immediately prior to the takeover announcement. We also trimmed our holdings in Silicon Valley Bancshares and Lone Star Technologies, stocks that have done well for the fund over the past several months.

Our largest purchases comprised companies in a broad range of industries from oil services (Compagnie Generale de Geophysique and Trico Marine) to financials (UCBH Holdings and American Capital Strategies) to furniture retailing (Haverty Furniture). The largest purchase was Circle International Group, a transportation logistics company specializing in freight forwarding and customs brokerage. We bought Circle in May at about $20 per share following a drop in the stock caused by the departure of the company's CEO. Our analysis concluded that Circle's position in its industry and its strong relations with customers suggested an intrinsic value for the company 30% to 50% higher than the stock price and more in line with the stock's high of $30 over the previous year. In this case, our view was confirmed more quickly than usual by an early-July merger offer from a competitor worth about $30 a share.



THE CYCLE TURNS

In our 1999 year-end report, we described the enormous gap in relative performance that had occurred between small-cap growth and value stocks over the previous 16 months. During that period, small growth stocks (as measured by the Russell 2000 Growth Index) outperformed small value stocks by a huge 81 percentage points. During January and February of this year, that trend continued. Then, with the rapid correction in technology that occurred in March through May, the tables turned, and small value began to do better (see table below).

-------------------------------
SMALL-CAP STOCKS:
PERFORMANCE OF GROWTH VS. VALUE
-------------------------------
                                                           8/31/98     2/29/00
                                                                to          to
                                                           2/29/00     6/30/00
--------------------------------------------------------------------------------
Russell 2000 Growth                                         137.95%     -17.11%
 ................................................................................
Russell 2000 Value                                           17.31        2.43
 ................................................................................


Performance cycles between growth and value are common and have been observed ever since the Frank Russell Company began providing small-cap indices in 1979. What was different in the most recent period was the extent of the growth stock outperformance: 120 percentage points versus the previous high mark of 58 percentage points for the period July 1979 to November 1980. We can identify a few reasons for growth's good results: 1) Internet stocks exploded on the scene and had a major impact on growth portfolio results; 2) technology stocks broadly enjoyed one of their best periods in years; and 3) small-cap value names, burdened in some cases with debt in a rising interest rate environment, suffered in comparison to the rapid earnings growth shown by many of their growth peers.

By their nature, cycles eventually reverse. The change in relative results since February may or may not signal the end of growth's ascendancy for this cycle, but it certainly gives pause to following an investment strategy that emphasizes growth and stock price momentum over valuations.



OUTLOOK

This year has so far proven to be a period of volatility and speculative activity followed by a sobering correction. The Federal Reserve's tightening of the money supply seems to be working both to slow the economy and to discourage speculation. In this environment, we are rapidly returning to what feels like "normal" investment conditions.

Once again, earnings and dividends, high-confidence growth prospects, and reasonable valuations have become important to investors chastened by the collapse of the Internet bubble. The kinds of value companies we buy -- steady, cheap, almost boring in some cases -- are receiving a fresh look. The takeover activity experienced by some of our stocks tells us they were good values in the eyes of knowledgeable and sophisticated buyers. Now, for the first time in several years, the general public is beginning to see the attractiveness of those same names.

Cash flow into small-cap value funds has recently turned positive after several quarters of outflows. Our results are similarly favorable. I'm increasingly bullish on our value sector, even recognizing the continued uncertainties facing the overall stock market. If past patterns repeat, we may be entering a period of better relative performance for small-cap value stocks and for your fund.



Respectfully submitted,


/S/ Preston G. Athey

Preston G. Athey
President and Chairman of the Investment Advisory Committee

July 19, 2000

---------------------------
ADVISOR SHARE CLASS CREATED
--------------------------------------------------------------------------------

T. Rowe Price has introduced a new class of shares for certain funds, including this one. The new Advisor Class shares will be sold exclusively by financial intermediaries, such as brokers and financial advisers, and will enhance our ability to reach a new group of investors through this expanding channel. Since the new share class has a modest 12b-1 fee (a distribution fee paid to the sales intermediary), its performance will likely vary somewhat from your fund shares even though both invest in the same portfolio.

We want to emphasize that the new class will have no impact whatsoever on your investment in the fund or on the returns provided to you by the fund. The daily net asset value and expenses for the existing shares and the Advisor Class shares are calculated separately. In due course, you will see the Advisor Class share prices listed in newspapers and other print and electronic media. Certain expenses associated with the Advisor Class shares will be itemized in financial statements in your fund's shareholder reports.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
Company                                                                 6/30/00
--------------------------------------------------------------------------------
Silicon Valley Bancshares                                                  4.2%
Insituform Technologies                                                    3.5
Brown and Brown                                                            3.4
Cross Timbers Oil                                                          2.4
Analogic                                                                   2.2
--------------------------------------------------------------------------------
Saga Communications                                                        2.2
HS Resources                                                               2.2
Electro Rent                                                               2.0
McGrath RentCorp                                                           1.8
Allied Capital                                                             1.8
--------------------------------------------------------------------------------
Bone Care International                                                    1.6
Community First Bankshares                                                 1.4
Littelfuse                                                                 1.3
Ruby Tuesday                                                               1.2
Sun Communities                                                            1.2
--------------------------------------------------------------------------------
Pacific Gulf Properties                                                    1.2
Neurocrine Biosciences                                                     1.2
Puerto Rican Cement                                                        1.0
Penn Virginia                                                              1.0
Richardson Electronics                                                     1.0
--------------------------------------------------------------------------------
First Republic Bank                                                        1.0
Chromcraft Revington                                                       1.0
COMARCO                                                                    0.9
Markel                                                                     0.9
CSS Industries                                                             0.9
--------------------------------------------------------------------------------
Total                                                                     42.5%

Note: Table excludes reserves.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size


6 Months Ended 6/30/00

Ten Largest Purchases                   Ten Largest Sales
--------------------------------------------------------------------------------
SCP Pool*                               Silicon Valley Bancshares
Circle International Group*             CORT Business Services**
Metro Information                       MYR Group**
BWAY*                                   Ardent Software**
Companie Generale de Geophysique*       OEA**
Trico Marine Services*                  Cameron Ashley**
UCBH Holdings                           Landstar Systems
Waste Connections                       Lone Star Technologies
Texas Regional Bancshares*              Coulter Pharmaceutical**
ebix.com                                London Pacific Group**




 * Position added

** Position eliminated

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                    [GRAPH]

                             [PLOT POINTS TO COME]


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 6/30/00                      1 Year  3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Small-Cap Value Fund                        6.25%    3.73%    11.46%     12.85%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------
Small-Cap Value shares

                                 6 Months          Year
                                    Ended         Ended
                                  6/30/00      12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
NET ASSET VALUE
Beginning of period             $   17.62    $    18.97    $    23.40     $   19.56     $   16.53    $    13.40

Investment activities
 Net investment
 income (loss)                       0.09          0.17          0.25          0.21          0.22          0.18
 Net realized and
 unrealized gain (loss)              1.60            --         (3.23)         5.22          3.84          3.74

 Total from
 investment activities               1.69          0.17         (2.98)         5.43          4.06          3.92

Distributions
 Net investment income                 --         (0.17)        (0.25)        (0.20)        (0.23)        (0.18)
 Net realized gain                     --         (1.35)        (1.20)        (1.39)        (0.80)        (0.61)

 Total distributions                   --         (1.52)        (1.45)        (1.59)        (1.03)        (0.79)

NET ASSET VALUE
End of period                   $   19.31    $    17.62    $    18.97     $   23.40     $   19.56    $    16.53
                                ===============================================================================

Ratios/Supplemental Data

Total return*                        9.59%         1.19%       (12.47)%       27.92%        24.61%        29.29%
Ratio of total expenses to
average net assets                   0.92%+        0.92%         0.87%         0.87%         0.94%         0.98%
Ratio of net investment
income (loss) to average
net assets                           0.91%+        0.84%         1.02%         1.01%         1.28%         1.59%
Portfolio turnover rate               5.4%+         7.3%         17.3%         14.6%         15.2%         18.1%
Net assets, end of period
(in millions)                   $   1,206     $   1,262     $   1,632     $   2,088      $  1,410      $    936

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
+ Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS            For a share outstanding throughout each period
-------------------------------------------------------------------------------
Small-Cap Value Advisor Class shares

                                                                       3/31/00
                                                                       Through
                                                                       6/30/00
  NET ASSET VALUE
  Beginning of period                                                $   18.23
                                                                     ----------
  Investment activities
   Net investment income (loss)                                           0.03
   Net realized and
   unrealized gain (loss)                                                 1.05
                                                                     ----------
   Total from
   investment activities                                                  1.08
                                                                     ----------
  NET ASSET VALUE
  End of period                                                      $   19.31
                                                                     ==========

  Ratios/Supplemental Data

  Total return *                                                          5.92%
  Ratio of total expenses to
  average net assets                                                      0.78%+
  Ratio of net investment
  income (loss) to average
  net assets                                                              3.46%+

  Portfolio turnover rate                                                  5.4%+
  Net assets, end of period
  (in thousands)                                                     $      88
                                                                     ==========

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
+ Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2000


------------------------
PORTFOLIO OF INVESTMENTS                               Shares/Par         Value
--------------------------------------------------------------------------------
                                                                   In thousands

COMMON STOCKS 93.7%

FINANCIAL 16.3%

Bank and Trust 7.6%
Community First Bankshares                              1,000,000  $     16,344
First International Bancorp                               350,000         2,838
First Republic Bank of San Francisco * +                  600,000        11,963
Glacier Bancorp                                           286,165         3,747
Silicon Valley Bancshares *                             1,197,700        51,089
Texas Regional Bancshares                                  50,000         1,281
UCBH Holdings                                             150,000         3,999
                                                                   -------------
                                                                         91,261
                                                                   -------------
Insurance 6.2%
Brown and Brown +                                         800,000        41,600
Hilb, Rogal and Hamilton                                   30,300         1,051
Markel *                                                   80,000        11,330
Medical Assurance                                         913,500        10,277
NYMAGIC                                                   200,000         2,850
Presidential Life                                         150,000         2,077
Triad Guaranty *                                          275,000         6,299
                                                                   -------------
                                                                         75,484
                                                                   -------------
Financial Services 2.5%
Allied Capital                                          1,247,000        21,238
American Capital Strategies                               325,000         7,373
Delta Financial *                                         428,600           697
Medallion Financial                                        70,000         1,078
                                                                   -------------
                                                                         30,386
                                                                   -------------
Total Financial                                                         197,131
                                                                   -------------


UTILITIES 4.0%

Telephone 0.6%
Rural Cellular (Class A) *                                 86,800         6,648
                                                                   -------------
                                                                          6,648
                                                                   -------------
Electric Utilities 3.4%
Black Hills                                               375,000         8,461
Cleco                                                     275,000         9,213
Northwestern Public Service                               300,000         6,938

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Otter Tail Power                                          500,000  $     10,453
Vectren                                                   366,575         6,323
                                                                   -------------
                                                                         41,388
                                                                   -------------
Total Utilities                                                          48,036
                                                                   -------------

CONSUMER NONDURABLES 10.3%

Beverages 0.2%
Chalone Wine Group *                                      250,000         1,992
                                                                   -------------
                                                                          1,992
                                                                   -------------
Food Processing 0.5%
Natrol *                                                  400,000         1,350
Sylvan * +                                                520,000         4,778
                                                                   -------------
                                                                          6,128
                                                                   -------------
Hospital Supplies/Hospital Management 2.5%
Allied Healthcare Products *                              198,000           637
Atrion * +                                                200,000         2,475
Intelligent Medical Imaging *                             275,000            10
IRIDEX *                                                  275,000         3,438
Landauer +                                                522,900         8,138
Minntech +                                                650,000         4,316
Owens & Minor                                             550,000         9,453
Sterile Recoveries *                                      250,000         1,969
                                                                   -------------
                                                                         30,436
                                                                   -------------
Pharmaceuticals 2.6%
Bone Care International * +                               825,000        19,465
NPS Pharmaceuticals *                                     300,000         8,062
Quidel *                                                  700,000         3,686
                                                                   -------------
                                                                         31,213
                                                                   -------------
Biotechnology  1.2%
Neurocrine Biosciences *                                  400,000        14,163
                                                                   -------------
                                                                         14,163
                                                                   -------------
Miscellaneous Consumer Products  3.3%
Applied Extrusion Technologies * +                        750,000         4,090
BWAY * +                                                  775,000         5,134
CSS Industries * +                                        550,000        11,241
Culp +                                                    600,000         3,075
Dan River *                                               400,000         1,900

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Home Products International *                             320,600  $      1,232
Liqui-Box                                                 139,200         6,690
Martin Industries                                         400,000           588
Ocular Sciences *                                         125,000         1,465
Superior Uniform Group                                     50,000           434
Velcro Industries                                         358,000         4,050
                                                                   -------------
                                                                         39,899
                                                                   -------------
Total Consumer Nondurables                                              123,831
                                                                   -------------

CONSUMER SERVICES 10.1%

Restaurants 4.0%
Consolidated Products                                     979,000         8,811
Fresh Choice * +                                          549,500         1,666
Garden Fresh Restaurant * +                               400,000         4,200
PJ America *                                              160,000         1,580
Rare Hospitality International *                          377,200        10,715
Ruby Tuesday                                            1,200,000        15,075
Taco Cabana *                                             200,000         1,287
Uno Restaurant                                            500,000         5,344
                                                                   -------------
                                                                         48,678
                                                                   -------------
General Merchandisers 0.2%
Bon-Ton Stores *                                          325,000           741
Fred's (Class A)                                          128,100         2,326
                                                                   -------------
                                                                          3,067
                                                                   -------------
Specialty Merchandisers  2.7%
Building Materials *                                      450,000         3,966
Compucom Systems *                                        400,000           669
Goody's Family Clothing *                                 300,000         1,626
Hancock Fabrics +                                       1,500,000         6,375
Haverty Furniture                                         550,000         4,675
Jo Ann Stores *                                            25,000           176
Jo Ann Stores (Class B) *                                 625,000         4,766
S & K Famous Brands * +                                   400,000         2,869
Stein Mart *                                              700,000         7,065
                                                                   -------------
                                                                         32,187
                                                                   -------------
Entertainment and Leisure 0.3%
Photoworks * +                                          1,169,200         3,544
                                                                   -------------
                                                                          3,544
                                                                   -------------

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Media and Communications 2.9%
Big City Radio (Class A) *                                200,000  $      1,013
Courier +                                                 234,000         6,640
Saga Communications (Class A) *                         1,225,000        26,950
                                                                   -------------
                                                                         34,603
                                                                   -------------
Total Consumer Services                                                 122,079
                                                                   -------------

CONSUMER CYCLICALS 11.3%

Automobiles and Related 3.0%
Keystone Automotive *                                     250,000         1,742
Littelfuse *                                              325,000        16,067
Myers Industries                                          150,000         1,612
R & B *                                                   400,000         1,063
Strattec Security * +                                     275,000         9,075
TBC * +                                                 1,400,000         6,431
                                                                   -------------
                                                                         35,990
                                                                   -------------
Building and Real Estate 6.1%
Capital Senior Living *                                   250,000           734
First Washington Realty Trust, REIT                       400,000         8,825
Glenborough Realty Trust, REIT                            550,000         9,591
Innkeepers USA, REIT                                      850,000         7,756
Kilroy Realty, REIT                                       100,000         2,594
National Health Realty, REIT +                            550,000         4,434
Pacific Gulf Properties, REIT                             600,000        15,038
Skyline, REIT +                                           435,000         9,353
Sun Communities, REIT                                     450,000        15,047
Western Water * +                                         664,500           311
                                                                   -------------
                                                                         73,683
                                                                   -------------
Miscellaneous Consumer Durables 2.2%
Chromcraft Revington * +                                1,000,000        11,625
CompX                                                     250,000         5,078
Juno Lighting * +                                         221,800         1,317
Stanley Furniture * +                                     402,200         8,798
                                                                   -------------
                                                                         26,818
                                                                   -------------
Total Consumer Cyclicals                                                136,491
                                                                   -------------

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

TECHNOLOGY 6.3%

Electronic Components 2.9%
Analogic +                                                680,600  $     26,990
Badger Meter                                              105,000         2,651
PCD *                                                     356,700         2,770
Planar Systems *                                          200,000         2,563
                                                                         34,974
Electronic Systems 0.5%
EDO                                                       200,000         1,262
FLIR Systems *                                            325,000         2,092
Perceptron * +                                            650,000         2,245
                                                                          5,599
Specialized Computer 0.3%
ebix.com * +                                              700,000         3,587
                                                                          3,587
Telecommunications 0.3%
Syntellect * +                                            672,500         4,298
                                                                          4,298
Aerospace and Defense 2.3%
COMARCO * +                                               350,000        11,331
DONCASTERS ADR *                                          100,000         1,087
Raven Industries +                                        350,000         4,966
TransTechnology                                           299,000         3,289
Woodward Governor                                         250,000         6,977
                                                                         27,650
Total Technology                                                         76,108

CAPITAL EQUIPMENT 2.4%

Electrical Equipment 1.5%
Franklin Electric                                         100,000         6,750
LSI Industries                                            400,000         6,075
Thomas Industries                                         325,000         5,748
                                                                         18,573
Machinery 0.9%
Alamo Group +                                             550,000         6,875
K-Tron * +                                                256,323         4,029
                                                                         10,904
Total Capital Equipment                                                  29,477

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

BUSINESS SERVICES AND
TRANSPORTATION 17.4%

Computer Service and Software 1.4%
Analysts International                                    620,000     $   5,735
Metro Information Services *                              306,600         3,042
SPSS *                                                    300,400         8,730
                                                                         17,507
Distribution Services  1.3%
Richardson Electronics +                                  550,000         8,817
SCP Pool *                                                112,500         2,629
Sunsource *                                               300,000         1,519
Valley National Gases * +                                 682,200         3,326
                                                                         16,291
Environmental  1.7%
BHA Group (Class A) +                                     605,000         5,937
IT Group *                                                900,000         4,387
TETRA Technologies *                                      330,000         4,682
Waste Connections *                                       125,000         2,465
Waterlink * +                                           1,166,350         2,916
                                                                         20,387
Transportation Services  2.2%
Circle International Group                                100,000         2,509
Frozen Food Express                                       300,800           888
Hub Group (Class A) *                                     175,000         2,620
International Shipholding +                               664,000         5,810
Landstar Systems *                                        150,000         8,935
M.S. Carriers *                                           110,000         1,942
Transport Corp. of America * +                            540,000         3,628
                                                                         26,332
Miscellaneous Business Services  10.3%
Aaron Rents (Class A)                                      34,100           533
Aaron Rents (Class B)                                     821,400        10,319
Business Resource Group * +                               450,000         2,826
Children's Comprehensive Services *                       200,000           619
Electro Rent * +                                        2,000,000        23,750
Insituform Technologies (Class A) * +                   1,550,000        42,383
Ivex Packaging *                                          400,000         4,450
McGrath RentCorp +                                      1,298,000        21,660

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Packaged Ice *                                            550,000     $   2,269
Rainbow Rentals * +                                       359,800         4,115
Right Management Consultants * +                          500,000         5,344
StaffMark *                                               225,000         1,501
Tab Products +                                            325,000         1,300
Trico Marine Services *                                   175,000         2,237
UniFirst                                                   50,000           394
                                                                        123,700
Airlines 0.5%
Midwest Express Holdings *                                275,025         5,913
                                                                          5,913
Total Business Services and Transportation                              210,130

ENERGY 4.9%

Energy Services  1.4%
Carbo Ceramics                                            150,000         5,269
Compagnie Generale Des Geophysique *                      144,100         1,963
Newpark Resources *                                       350,000         3,303
Pitt-DesMoines                                            300,000         5,700
                                                                         16,235
Exploration and Production  3.5%
Brigham Exploration *                                     550,000         1,427
Chieftain International *                                 325,000         6,195
Cross Timbers Oil                                         300,000         6,637
Forest Oil *                                               50,000           797
HS Resources *                                            875,000        26,250
Key Energy *                                              100,000           963
                                                                         42,269
Total Energy                                                             58,504

PROCESS INDUSTRIES  4.9%

Diversified Chemicals  1.2%
Aceto +                                                   575,000         6,343
Arch Chemicals                                            359,250         7,859
                                                                         14,202
Specialty Chemicals  1.2%
Eco Soil Systems *                                        270,000           498

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Hauser *                                                  150,000     $     253
Synalloy +                                                445,000         3,059
Tuscarora +                                               730,000        11,178
                                                                         14,988
Paper and Paper Products  0.8%
Republic Group                                            451,400         4,063
Wausau-Mosinee Paper                                      600,000         5,137
                                                                          9,200
Building and Construction  1.7%
CorrPro *                                                 300,000           975
Layne Christensen * +                                     600,000         2,775
Puerto Rican Cement +                                     446,000        12,404
U.S. Aggregates                                           260,000         4,713
                                                                         20,867
Total Process Industries                                                 59,257

BASIC MATERIALS 4.6%

Metals 2.2%
Cold Metal Products  +                                    400,000         1,350
Gibraltar Steel                                           448,800         6,409
Lone Star Technologies *                                  200,000         9,250
Material Sciences *                                       620,000         6,200
Shiloh Industries *                                       290,000         2,819
                                                                         26,028
Mining 0.2%
Gold Fields Limited (AUD)                                 105,000            86
Gold Fields Limited (ZAR)                                 749,922         2,940
                                                                          3,026
Miscellaneous Materials 2.2%
Ameron International +                                    225,000         8,044
Oil-Dri +                                                 500,000         4,500
Penn Engineering & Manufacturing (Class A)                 60,000         1,935
Penn Virginia +                                           500,000        12,312
                                                                         26,791
Total Basic Materials                                                    55,845

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

INVESTMENT COMPANIES 0.4%

Investment Companies 0.4%
First Financial Fund                                      550,000  $      4,503
Total Investment Companies                                                4,503

MISCELLANEOUS 0.8%

Integrated Water Technology * +                           200,000           234
Other Miscellaneous Common Stocks                                         9,299
Total Miscellaneous                                                       9,533

Total Common Stocks (Cost $945,495)                                   1,130,925

PREFERRED STOCKS  0.2%

Prime Retail (Series A) Cum. 10.50%                       260,100         2,520

Total Preferred Stocks (Cost $4,536)                                      2,520

CONVERTIBLE PREFERRED STOCKS 2.3%

Chieftain Intl., $1.8125                                   40,000         1,045
Cross Timbers Oil (Series A)                              480,390        22,578
IT Group, 7.00%                                           165,000         2,728
OHM                                                        29,000            24
Prime Retail (Series B) 8.50%                             200,000         1,400
Western Water (Series C) * +                                2,259            64

Total Convertible Preferred Stocks (Cost $20,768)                        27,839


CORPORATE BONDS 0.3%

BWAY, Sr. Sub. Notes, 10.25%, 4/15/07 +            $    2,000,000         1,900
Delta Financial, 9.50%, 8/1/04                          3,000,000         1,350

Total Corporate Bonds (Cost $4,789)                                       3,250

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands
CONVERTIBLE BONDS 0.5%

Builders Transport, 6.50%, 5/1/11 *                $    1,158,000  $          0
Builders Transport, 8.00%, 8/15/05 *                    1,700,000             0
Glycomed, 7.50%, 1/1/03                                 1,000,000           859
Offshore Logistics, (144a), 6.00%, 12/15/03             2,000,000         1,842
Richardson Electronics, 7.25%, 12/15/06 +               3,516,000         3,322

Total Convertible Bonds (Cost $7,603)                                     6,023

SHORT-TERM INVESTMENTS 3.1%

Money Market Funds 3.1%
Reserve Investment Fund, 6.68% #                       37,547,416        37,547

Total Short-Term Investments (Cost  $37,547)                             37,547

Total Investments in Securities

100.1% of Net Assets (Cost $1,020,738)                             $  1,208,104

Other Assets Less Liabilities                                            (1,655)

NET ASSETS                                                         $  1,206,449

    #  Seven-day yield
    +  Affiliated company
    *  Non-income producing
  ADR  American depository receipt
 REIT  Real Estate Investment Trust
  AUD  Australian dollar
  ZAR  South African rand

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000


-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
  Investments in securities, at value
   Affiliated companies (cost $395,166)                           $    454,631
   Other companies (cost $625,572)                                     753,473
                                                                  ------------
   Total investments in securities                                   1,208,104
  Other assets                                                           4,914
                                                                  ------------
  Total assets                                                       1,213,018
                                                                  ------------

  Liabilities

  Total liabilities                                                      6,569
                                                                  ------------

  NET ASSETS                                                      $  1,206,449
                                                                  ============
  Net Assets Consist of:
  Accumulated net investment income - net of distributions        $      5,850
  Accumulated net realized gain/loss - net of distributions             94,066
  Net unrealized gain (loss)                                           187,366
  Paid-in-capital applicable to 62,483,675 shares of
  $0.01 par value capital stock outstanding;
  1,000,000,000 shares authorized                                      919,167
                                                                  ------------

  NET ASSETS                                                      $  1,206,449
                                                                  ============
  NET ASSET VALUE PER SHARE
  Small-Cap Value shares
  ($1,206,361,033/62,479,116 shares outstanding)                  $      19.31
                                                                  ============
  Small-Cap Value Advisor Class shares
  ($88,013/4,559 shares outstanding)                              $      19.31
                                                                  ============



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                       6 Months
                                                                          Ended
                                                                        6/30/00

  Investment Income (Loss)
  Income
   Dividend (including $3,033 from affiliated companies)          $      8,963
   Interest                                                              1,906
                                                                  ------------
   Total income                                                         10,869
                                                                  ------------
  Expenses
   Investment management                                                 3,982
   Shareholder servicing
     Small-Cap Value shares                                              1,309
     Small-Cap Value Advisor Class shares                                    -
   Custody and accounting                                                   73
   Prospectus and shareholder reports
     Small-Cap Value shares                                                 55
     Small-Cap Value Advisor Class shares                                    -
   Registration                                                             23
   Legal and audit                                                          14
   Directors                                                                 5
   Miscellaneous                                                             5
                                                                  ------------
   Total expenses                                                        5,466
   Expenses paid indirectly                                                 (4)
                                                                  ------------
   Net expenses                                                          5,462
                                                                  ------------
  Net investment income (loss)                                           5,407
                                                                  ------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                           50,689
   Futures                                                                 851
                                                                  ------------
   Net realized gain (loss)                                             51,540
                                                                  ------------
  Change in net unrealized gain or loss on securities
  (including $21,721 from affiliated companies)                         51,977
                                                                  ------------
  Net realized and unrealized gain (loss)                              103,517
                                                                  ------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $    108,924
                                                                  ============



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                        6 Months           Year
                                                           Ended          Ended
                                                         6/30/00       12/31/99

  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                       $    5,407    $    11,529
   Net realized gain (loss)                               51,540        119,186
   Change in net unrealized gain or loss                  51,977       (131,399)
                                                      -------------------------
   Increase (decrease) in net assets from operations     108,924           (684)
                                                      -------------------------
  Distributions to shareholders
   Net investment income
     Small-Cap Value shares                                    -        (11,457)
   Net realized gain
     Small-Cap Value shares                                    -        (90,988)
                                                      -------------------------
   Decrease in net assets from distributions                   -       (102,445)
                                                      -------------------------

  Capital share transactions *
   Shares sold
     Small-Cap Value shares                              138,115        320,585
     Small-Cap Value Advisor Class shares                     86              -
                                                      -------------------------
   Increase in net assets from shares sold               138,201        320,585
   Distributions reinvested
     Small-Cap Value shares                                    -         96,507
   Shares redeemed
     Small-Cap Value shares                             (302,984)      (683,860)
   Redemption fees received
     Small-Cap Value shares                                   76            189
                                                      -------------------------
   Increase (decrease) in net assets from
   capital share transactions                           (164,707)      (266,579)

  Net Assets
  Increase (decrease) during period                      (55,783)      (369,708)
  Beginning of period                                  1,262,232      1,631,940
                                                      -------------------------

  End of period                                       $1,206,449    $ 1,262,232
                                                      =========================

*Share information
   Shares sold
     Small-Cap Value shares                                7,589         17,358
     Small-Cap Value Advisor Class shares                      5              -
   Distributions reinvested
     Small-Cap Value shares                                    -          5,677
   Shares redeemed
     Small-Cap Value shares                              (16,731)       (37,430)
                                                      -------------------------
   Increase (decrease) in shares outstanding              (9,137)       (14,395)


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund has two classes of shares - Small-Cap Value, offered since June 30, 1988, and Small-Cap Value Advisor Class, first offered on March 31, 2000. Small-Cap Value Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------



Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Class Accounting The Small-Cap Value Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. For non-daily dividend funds Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $31,486,000 and $160,444,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,020,738,000. Net unrealized gain aggregated $187,366,000 at period-end, of which $398,018,000 related to appreciated investments and $210,652,000 to depreciated investments.



NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $652,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2001, which would cause Small-Cap Value Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, Small-Cap Value Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------



In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,153,000 for the six months ended June 30, 2000, of which $225,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $1,327,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

Knowledgeable Service Representatives

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.


Account Services

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


Brokerage services*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


Investment Information

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a July 2000 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government*
Spectrum Income
Summit GNMA
Summit Limited-Term Bond*
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond*
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond*
International Bond


MONEY MARKET FUNDS+


Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------



ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES

T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


RETIREMENT RESOURCES AT T. ROWE PRICE
--------------------------------------------------------------------------------

Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
  Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation


Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors


Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages

T. Rowe Price Retirement Planning Analyzer(TM) CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

T. Rowe Price Variable Annuity Analyzer(TM) CD-ROM or diskette, free. To order, please call 1-800-469-5304.

T. Rowe Price Immediate Variable Annuity (Income Account)


Investment Kits

We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears on
your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202


Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.


Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.





[LOGO OF T. ROWE PRICE]


T. Rowe Price Investment Services, Inc., Distributor.           F46-051  6/30/00